Filed pursuant to Rule 497(e)
File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated August 28, 2009

to the Prospectus for Class A, Class B, Class C

Shares of Allianz Global Investor Solutions Funds

Dated May 04, 2009

Effective November 1, 2009 (the “Closing Date”), Class B shares of the Allianz Global Investors Solutions Core Allocation Fund (the “Fund”) will no longer be available for purchase, except through exchanges and dividend reinvestments as discussed below. Class B shareholders may continue to hold such shares until they automatically convert to Class A shares under the existing conversion schedule, as outlined in the Prospectus under the section entitled “Investment Options.” Dividends and capital gain distributions paid on outstanding Class B shares may continue to be reinvested in Class B shares in accordance with the Fund’s current policies. In addition, Class B shareholders may continue to exchange their shares for series of Allianz Funds and PIMCO Funds that have Class B shares outstanding in accordance with the Fund’s current policies. Effective on and after the Closing Date, Class B shareholders who have direct accounts with the Fund that involve recurring investments in Class B shares, including through automated investment plans such as the Allianz Funds and PIMCO Funds Auto-Invest program, will have such recurring investments automatically redirected into Class A shares of the Fund at net asset value, without any sales charges (loads). All other features of Class B shares, including Rule 12b-1 distribution and service fees, contingent deferred sales charge schedules and conversion features, remain unchanged and continue in effect.

Corresponding changes are hereby made to other sections of the Fund’s Prospectus, Statement of Additional Information and Shareholders’ Guide.

The Trust and the Distributor each reserves the right at any time to modify or eliminate these policies and restrictions, including on a case-by-case basis.

Please call the Distributor at 1-800-426-0107, or your broker or other financial advisor, if you have any questions regarding the restrictions described above.

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